OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-3
                       SEATTLE, WASHINGTON              12/1/91

                  MONTHLY REPORTING REQUIREMENTS
                  CORPORATIONS AND PARTNERSHIPS

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee and the U.S. Bankruptcy Court with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946       For the Month Ending April 30, 1996

========================================================================

                                Document      Previously     Explanation
     Required Documents         Attached      Submitted      Attached
     ------------------         --------      ---------      --------

1. Income Statement (profit        (x)           ( )            ( )
   and loss statement).

2. Comparative Balance Sheet.      (x)           ( )            ( )

3. Statement of Cash Receipts      (x)           ( )            ( )
   and Disbursements.

4. Statement of Aged Receivables.  (x)           ( )            ( )

5. Statement of Aged Payables.     (x)           ( )            ( )

6. Statement of Operations,        (x)           ( )            ( )
   Taxes, Insurance and
   Personnel.

7. Copy of Bank Statements.        (x)           ( )            ( )

8. Quarterly Statement of
   Disbursements and U.S. Trustee  ( )           ( )            ( )
   Quarterly Fees Paid.


The undersigned certifies under penalty of perjury (28 U.S.C. section 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.


By:  JAN YOUNG                            Dated: May 30, 1996
     President & C.E.O
     Title of Debtor Representative

                  OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-4
                            SEATTLE, WASHINGTON           12/1/91

                             INCOME STATEMENT



Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946       For the Month Ending April 30, 1996





                     (SEE ATTTACHED INCOME STATEMENT)

                           SEA GALLEY STORES INC.
                STATEMENT OF EARNINGS AND RETAINED EARNINGS
                               AS OF 4/30/96
                                (UNAUDITED)

                                          2/29/96        3/31/96          4/30/96
                                          -------        -------          -------
INCOME:
   MISCELLANEOUS                         5,135.06       4,694.80        13,260.52
   REFUND FROM INSURANCE                     0.00      26,440.13             0.00
   GAIN ON SALE OF ASSETS
   REFUND FROM CBL(PREFERENCE PAYMENT)       0.00           0.00         8,800.00
   REFUND FROM HASTINGS
     ESTATES (PREF PAY)                 11,404.20       5,702.10             0.00
          GROSS INCOME                  16,539.26      36,837.03        22,060.52

EXPENSES:
   CONSULTING\PAYROLL                    4,958.74       3,922.50         3,115.00
   LEGAL\401K AUDIT                     19,773.27           0.00         5,148.30
   TRANSFER AGENT ADJUSTED FEES              0.00           0.00         4,862.47
   RENT                                    500.00         500.00           500.00
   INTEREST ON REALTORS FEES                 0.00           0.00           549.89
   WRITE OFF FOOD &
     RESTAURANT SERVICES                     0.00           0.00       111,682.00
   MAINTENANCE\PUMPHOUSE\ASCAP           5,264.28           0.00             0.00 (1)
   PHONE                                   395.66         484.39           342.08
   POSTAGE\OFFICE EXP\CASUAL LABOR         542.83          13.31           424.18
   U.S.TRUSTEE FEES                          0.00           0.00           500.00

     TOTAL PERIOD EXPENSE               31,434.78       4,920.20       127,123.92

       NET INCOME FOR PERIOD           (14,895.52)     31,916.83      (105,063.40)

ADJUST BALANCE SHEET TO ACTUAL               0.00           0.00             0.00

ADJUSTED BALANCE SHEET
     INCOME (LOSS)                     (14,895.52)     31,916.83      (105,063.40)

(1) Ascap and Industrial Services sent us final bills

                  OFFICE OF THE U.S. TRUSTEE - REGION 18    UST-5
                            SEATTLE, WASHINGTON           12/1/91

                         COMPARATIVE BALANCE SHEET

                           As of April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946





                 (SEE ATTACHED COMPARATIVE BALANCE SHEET)





FOOTNOTES:

* Explain significant events, including contingent liabilities and pending lawsuits, which may have a major effect on the financial condition of the debtor.

* Value assets at lower of cost or market and identify which method is being used.

* Explain the method of inventory valuation if other than the lower of cost or market is used.

* Identify any changes in stock holdings of "insiders" during the reporting period.

* Insider is defined in 11 USC Section 101(30) as a general partner, relative, officer, director, affiliate or person in control.

                         COMPARATIVE BALANCE SHEET
                               AS OF 4/30/96

DEBTOR NAME:  SEA GALLEY STORES, INC.

ASSETS:                                    2/29/96        3/31/96       4/30/96
- -------                                    -------        -------       -------
CURRENT ASSETS
   CASH                                     06,615        244,565       327,386
   ACCOUNTS RECEIVABLE                      13,342         13,242         13,142 (1)
   NOTES RECEIVABLE                        298,018        289,834         93,853 (2)

   TOTAL CURRENT ASSETS                    517,975        547,641        434,381

FIXED ASSETS:
   LAND, BLDG, EQUIPMENT
   LAND                                          0              0              0 (3)
   BLDG                                          0              0              0 (3)
   INT & IMPROV                                  0              0              0 (3)
   OPERATING EQUIP                               0              0              0 (3)
   OTHER EQUIP & VEHICLES                        0              0              0 (3)
   PROP UNDER LEASE                              0              0              0 (3)

      TOTAL                                      0              0              0 (3)

      ACCUM DEPRECIATION                         0              0              0 (3)

      NET                                        0              0              0

OTHER ASSETS:
DEPOSITS                                   202,865        202,865        202,865
INV IN AFFL                                 87,266         87,266         87,266
LIC. & L/H                                       0              0              0 (4)
BOND ISSUE                                       0              0              0 (4)
OTHER ASSETS                                     0              0              0 (4)

      TOTAL OTHER ASSETS                   290,131        290,131        290,131


TOTAL ASSETS                               808,106        837,772        724,512

                                           2/29/96        3/31/96        4/30/96
                                           -------        -------        -------
LIABILITIES

  POSTPETITION LIABILITIES

     TRADE PAYABLES                        358,938        357,176        349,199
     TAXES PAYABLE                          17,722         17,233         17,073 (5)
     MISC RESERVES                           6,103          6,103          6,043 (6)

TOTAL POSTPETITION LIABILITIES             382,763        380,512        372,315

  PREPETITION LIABILITIES:

   UNSECURED DEBT                        7,367,471      7,367,471      7,367,471
   NOTES PAYABLE                           479,972        479,972        479,972 (7)
   TAXES                                   222,170        222,170        222,170
   WAGES                                    41,164         41,164         41,164
   GIFT CERTIFICATES                       173,811        173,811        173,811

TOTAL PREPETITION LIABILITIES            8,284,588      8,284,588      8,284,588

OWNER EQUITY (DEFICIT)

   COMMON STOCK                            785,921          785,921      785,921
   PAID IN CAPITAL                      18,479,444       18,479,444   18,479,444
   RETAINED EARNINGS                   (21,738,764)     (21,706,847) (21,811,910)
                                        (2,473,399)      (2,441,482)  (2,546,545)
   COMMON STOCK IN TREASURY              5,385,846        5,385,846    5,385,846

      TOTAL S/H EQUITY                  (7,859,245)      (7,827,328)  (7,932,391)

TOTAL LIABILITIES AND OWNERS EQUITY        808,106          837,772      724,512

(1) Jan Young                                8,330
     THK (Tye Kinzer)                        4,812

       TOTAL ACCOUNTS RECEIVABLE            13,142

(2) J&B                                     50,000
     Kalakis                                14,670
     Marchel                                29,183

      TOTAL NOTES RECEIVABLE                93,853

NOTE:  PERIOD 4, Wrote off Food and Rest Services note, company in bankruptcy
PERIOD 4, Finnerty's note paid in full

(3 & 4)  Written off Period 01
(5) Reduced by 117 Per Prop, Pull tab, 940 Pen
(6) Reduced by Centrals final electric bill
(7) Adjust Notes Payable for Pumphouse Notes

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-6
                        SEATTLE, WASHINGTON 12/1/91

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                    For the Month Ending April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.

                           Depository:

=====================================================================

                               CASH RECEIPTS
                  (attach additional sheets as necessary)

   Date           Description (Source)                   Amount
   ----           --------------------                   ------

4/1/96            Beginning Cash Balance                $244,565.10

Add:   (List)
 Cash Receipts   (see Attached)                         $106,359.17

Total Cash Receipts                                     $

Total Cash Available This Month                         $350,924.27

=====================================================================

                             CASH DISBURSEMENTS
                  (attach additional sheets as necessary)

     Date      Check No.      Payee     Description        Amount
     ----      ---------      -----     -----------        ------

                 (see Attached)





Less:  Cash Disbursements                               $23,537.84

Adjustments (explain)


Ending Cash Balance (must be reconcilable to the bank
 statement for account cited above)                     $327,386.43

                STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                   For Period Four Ending: April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946     Account Name:  Sea Galley Stores, Inc.
- -----------------------------------------------------------------
                             CASH RECEIPTS

   Date           Description (Source)      Amount
   ----           --------------------      ------


Begining Cash Balance                                             244,565.10

     Concentration account               49,714.25
     Holding account                    187,326.80
     Office Equip/Supplies Cash              24.87
     Petty Cash                           7,499.18
                                        ----------
                                        244,565.10

ADD: (List)
  Cash Receipts
           Office Equipment\Supplies          125.00
           Misc Deposits                  103,417.69
           Transfer from payroll acct       2,816.48

Total Cash Receipts                                               106,359.17

Total Cash Available This Month                                   350,924.47


                             CASH DISBURSEMENTS

Date         Account     Payee           Description          Amount
- ----         -------     -----           -----------          ------

4/1-4/30/96  Petty Cash  Post Office     postage                13.30
                         Jan Young       consulting fees     1,400.00
                         Jan Young       expenses              409.88
                         Shirley Vander  consulting fees     1,615.00
4/1-4/30/96  A/P         Attached        Accounts Payable   20,099.66

                                                                   23,537.84


     Concentration account          67,864.91
     Holding account (Attached)    255,310.65
     Petty Cash/Office Equip         4,210.87
                                   ----------
                                   327,386.43

Ending Cash Balance                                               327,386.43
                                                                  ==========

                              Register Report
                         3/31/96 Through 04/30/96

5/8/96                                                           Page 1
WORK-ACCTS PAYABLE

Date            Num   Description         Memo           Category  Clr     Amount
- ----            ---   -----------         ----           --------  ---     ------

     BALANCE 3/30/96                                                         0.00

4/3/96         1084   JAN YOUNG           3/16-3/31-50                    -700.00
4/3/96         1085   SHIRLEY VANDERMOON  3/18-3/31                       -807.50
4/3/96         1086   GTE                 PHONE                           -113.10
4/3/96         1087   MCI                 LONG DISTANCE                    -38.71
4/3/96         1088   VERNE VANDERMOON    OFFICE & STORAGE                -500.00
4/3/96         DEP    TRANSFER FROM ...                                 2,159.31
4/10/96        1089   CITY OF TACOMA      ADD'L PULL TA                    -32.26
4/19/96        1090   KIEMLE & HAGOO...   10% COMM - 115                -8,497.97
4/19/96        1091   REGENCY GROUP       10% COMM - 115                -8,497.97
4/19/96        1092   US TRUSTEE          1ST Q FEES                      -500.00
4/19/96        1093   US WEST CELLULAR    4/5 - JAN'S M...                -189.92
4/19/96        DEP    TRANSFER FROM ...                                17,718.12
4/30/96        1094   GTE                 PHONE                           -112.54
4/30/96        1095   MCI                 LONG DISTANCE                    -49.62
4/30/96        1096   CITY TREASURER      FINAL SEWER                      -60.07
4/30/96        TXFR   TRANSFER FROM...                                    222.23

     TOTAL 3/31/96 - 4/30/96                                                0.00

     BALANCE 4/30/96                                                        0.00


     TOTAL INFLOWS                                                     20.099.66
     TOTAL OUTFLOWS                                                   -20,099.66

     NET TOTAL                                                              0.00

                          Register Report by Payee
                         11/23/94 Through 04/30/96

5/2/96                                                           Page 1
WORK-SG HOLDING

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------
11/10/95        DEP   BOISE LIQUOR L...   ASSET SALE                   80,500.00
11/10/95        DRAW  BOISE LIQUOR L...   FOR TAXES                   -40,000.00
11/20/95        DRAW  BOISE LIQUOR L...   RENT AT CENTRAL              -2,668.00
11/30/95        DRAW  BOISE LIQUOR L...   RENT AT CENTRAL                -731.35
12/5/95         DRAW  BOISE LIQUOR L...   RENT AT CENTRAL                -731.35

                TOTAL BOISE LIQUOR LICENSE                             36,369.30

11/17/95        DEP   PAC AVE RESTAU...   ASSET SALE     PAC AVE REST  94,497.01
11/30/95        DRAW  PAC AVE RESTAU...   KUMASAKA FEES                -1,890.40
11/30/95        DRAW  PAC AVE RESTAU...   BAZEL NOTE                  -25,871.03

                TOTAL PAC AVE RESTAURANT                               66,735.58

1/23/96         DEP   SPOKANE CENTRA...   ASSET SALE     SPOKANE REST  70,006.12
2/19/96         DEP   SPOKANE CENTRA...   PAY FROM FINN  "              8,884.88
2/19/96         DRAW  SPOKANE CENTRA...   REALTOR 20%    "             -1,776.98
3/21/96         DEP   SPOKANE CENTRA...   PAY FROM FINN  "              8,884.88
3/21/96         DRAW  SPOKANE CENTRA...   REALTOR 20%    "             -1,776.98
4/18/96         DEP   SPOKANE CENTRA...   PAY OFF FROM   "             84,979.79
4/18/96         DRAW  SPOKANE CENTRA...   REALTOR 20%    "            -16,995.94

                TOTAL SPOKANE CENTRAL SALE                            152,205.77

                OVERALL TOTAL                                         255,310.65
                                                                      ==========

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-7
                        SEATTLE, WASHINGTON 12/1/91

                       STATEMENT OF AGED RECEIVABLES

                    For the Month Ending April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946
- ------------------------------------------------------------------------

TOTAL     CURRENT    PAST DUE     PAST DUE     PAST DUE          AMOUNT
 DUE    (0-30 DAYS) (31-60 DAYS) (61-90 DAYS) (91&OVER)      Considered
                                                          Uncollectible
- ------------------------------------------------------------------------

TOTAL PREPETITION RECEIVABLES

$  0      $          $           $             $            $

TOTAL POSTPETITION RECEIVABLES

$ 13,142  $          $           $             $13,142      $




TOTALS

$ 13,142                                       $13,142



NOTES:
1. List totals only, do not list each receivable.

2. Please explain what actions have been taken to collect receivables more than 60 days past due.

3. Provide details on all receivables due from any related party in an attachment.  LOAN TO JAN YOUNG, PRESIDENT. CURRENT BALANCE
IS $8,330.
- --------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION:

1. Opening Balance (total from Prior report)              13,242
2. New Accounts this Month                                     0
3. Balance (add lines 1 and 2)                             13,242
4. Amount collected on Prior Accounts                         100
5. Closing Balance (subtract line 4 from line 3)           13,142

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-8
                        SEATTLE, WASHINGTON 12/1/91


                         STATEMENT OF AGED PAYABLES

                    For the Month Ending April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946
- -----------------------------------------------------------------

VENDOR            TOTAL  CURRENT     PAST DUE     PAST DUE
PAST DUE
NAME  DESCRIPTION  DUE  (0-30 DAYS) (31-60 DAYS) (61-90 DAYS)(91
& OVER)
- -----------------------------------------------------------------
You may combine all payables less than 30 days past due and show on one line.


          (SEE ATTACHED)









TOTALS         349,199   349,199




NOTE:  Please include only postpetition debts and explain why accounts over 30 days past due have not been paid.
- --------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION:

1. Opening Balance (total from Prior report)           357,175.82
2. Total New Indebtedness Incurred This Month           12,723.84
3. Balance (add lines 1 and 2)                         369,899.66
4. Amount Paid on Prior Accounts Payable                20,700.70
5. Closing Balance (subtract line 4 from line 3)       349,198.96

     (20,700.70 includes 591.04 and 10.00 credits)

                     Register Report by Payee
                     11/23/94 Through 4/30/96

5/3/96                                                     Page 1
WORK-ACCOUNTS PAYABL

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------
11/1/95        11/1   AEI                 148                             -66.98
     TOTAL AEI                                                            -66.98

9/21/95        9/21   ALASKA RIVERWAYS    HEAD CHG-205                -14,956.00
     TOTAL ALASKA RIVERWAYS                                           -14,956.00

2/8/96         2/7    ASCAP               205-FINAL                      -541.41
2/8/98         2/8    ASCAP               148-FINAL                      -536.91
2/8/96         2/8    ASCAP               117-FINAL                      -462.86
2/8/96         2/8    ASCAP               115-FINAL                      -297.10
2/8/96         2/8    ASCAP               120-FINAL                      -251.46
     TOTAL ASCAP                                                       -2,089.74

4/1/95         4/19   BMI                 001                          -1,526.50
     TOTAL BMI                                                         -1,526.50

5/8/95         5/8    BUSH STROUT & . . . CREDITORS      LEGAL        -20,849.09
     TOTAL BUSH STROUT & KORNFELD                                     -20,849.09

1/10/95        10267  CASH COMMUNICA. . . 120                             -56.06
     TOTAL CASH COMMUNICATIONS                                            -56.06

7/1/95         7/1    CITICORP NORTH. . . 250-NCR                        -809.01
     TOTAL CITICORP NORTH AMERICA                                        -809.01

8/23/95        8/23   CITY OF SPOKANE. . .OVER PAY                         25.38
     TOTAL CITY OF SPOKANE-DEPT OF TAX                                     25.38

4/10/96        4/10   CITY OF TACOMA      ADD'L PULL TA. . .              -32.26
4/10/96        4/10   CITY OF TACOMA      ADD'L PULL TA. . .               32.26
     TOTAL CITY OF TACOMA                                                   0.00

4/24/96        4/24   CITY TREASURER. . . FINAL SEWER                     -60.07
4/30/96        1096   CITY TREASURER. . . FINAL SEWER                      60.07
     TOTAL CITY TREASURER-TACOMA                                            0.00

8/10/95        8/10   DAN COFFEY          001            LEGAL           -748.50
     TOTAL DAN COFFEY                                                    -748.50

8/1/95         8/1    FINANCIAL PACIFIC   250-208.77,32...               -783.95
     TOTAL FINANCIAL PACIFIC                                             -783.95

4/7/96         4/7    FIRST INTERSTATE    NEG PRICE                    -4,862.47
     TOTAL FIRST INTERSTATE BANK                                       -4,862.47

3/16/96        03/16  GTE                 PHONE                          -113.10
4/3/96         1086   GTE                 PHONE                           113.10
4/16/96        4/16   GTE                 PHONE                          -112.54
4/30/96        1094   GTE                 PHONE                           112.54
     TOTAL GTE                                                              0.00

2/22/95        2/22   HAGE & ASSOCIATES   205-APPRAISAL                  -425.00

                          Register Report by Payee
                          11/23/94 Through 4/30/96
5/3/96                                                      Page 2
WORK-ACCOUNTS PAYABLE

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------
     TOTAL     HAGE & ASSOCIATES                                         -425.00

8/1/95         8/1    HEATH SIGNS NO...   250                            -645.99
     TOTAL     HEATH SIGNS NORTHWEST                                     -645.99

8/4/95         9/1    HOSPITALITY MA...   205-REG MAINT                  -647.00
     TOTAL            HOSPITALITY MAINTENANCE                            -647.00

2/19/96        8/30   INDUSTRIAL SER...   MAINT-APPROVED               -1,446.75
2/19/96        9/26   INDUSTRIAL SER...   MAINT-APPROVED                 -321.01
2/19/96        9/7    INDUSTRIAL SER...   MAINT-APPROVED                 -448.78
2/19/96        9/29   INDUSTRIAL SER...   MAINT-APPROVED                 -958.00
     TOTAL     INDUSTRIAL SERVICE CO.                                  -3,174.54

3/31/96        3/31   JAN YOUNG           3/16-3/31-50 ...               -750.00
3/31/96        3/31   JAN YOUNG           deduct loan 3/31                 50.00
4/3/96         1084   JAN YOUNG           3/16-3/31-50 ...                700.00
     TOTAL     JAN YOUNG                                                    0.00

1/16/96        1/16   KIEMLE & HAGOO...   REALTORS FEES  Other Exp    -10,000.00
3/18/96        1078   KIEMLE & HAGOO...   10% COMM - 115                  888.49
4/19/96        4/19   KIEMLE & HAGOO...   INT ON COMM                    -274.95
4/9/96         1090   KIEMLE & HAGOO...   10% COMM - 115                8,497.97
     TOTAL     KIEMLE & HAGOOD COMPANY                                   -888.49

3/19/96        3/19   MCI                 LONG DISTANCE                   -38.71
4/3/96         1087   MCI                 LONG DISTANCE                    38.71
4/19/96        4/19   MCI                 LONG DISTANCE                   -49.62
4/30/96        1095   MCI                 LONG DISTANCE                    49.62
     TOTAL     MCI                                                          0.00

8/1/95         5T08   PEPSI COLA BOT...   250-5 TO 8                     -400.00
     TOTAL     PEPSI COLA BOTTLING                                       -400.00

1/16/96        1/16   REGENCY GROUP-...   REALTORS FEES  Other Exp    -10,000.00
2/19/96        1063   REGENCY GROUP-...   PAYMENT AT 20%                1,776.98
3/18/96        1079   REGENCY GROUP-...   10% COMM - 115                  888.49
4/19/96        4/19   REGENCY GROUP-...   INT ON COMM                    -274.94
4/19/96        1091   REGENCY GROUP-...   10% COMM - 115                8,497.97
     TOTAL     REGENCY GROUP-MILESSE KENNEDY                              888.50

3/31/96        3/31   SHIRLEY VANDER...   3/18-3/31                      -807.50
4/3/96         1085   SHIRLEY VANDER...   3/18-3/31                       807.50
     TOTAL     SHIRLEY VANDERMOON                                           0.00

2/19/96        2/19   SPOKANE COUNTY...   1995 PER PROP                  -591.04
4/30/96        2/19   SPOKANE COUNTY...   REMOVE PER DAVID                591.04
4/30/96        4/30   SPOKANE COUNTY...   117 P/P 95 TAX                 -718.77

     TOTAL     SPOKANE COUNTY TREASURER                                  -718.77

12/18/95       12/18  STOEL RIVES BO...   THRU 12/18/95              -271,274.10
2/1/96         12/31  STOEL RIVES BO...   THRU 12/31/95                -7,446.22
2/7/96         1/31   STOEL RIVES BO...   THRU 1/31/96                 -8,027.05
4/1/96         2/29   STOEL RIVES BO...   THRU 1/31/96                 -5,148.30
     TOTAL     STOEL RIVES BOLEY JONES & GREY                        -291,895.67

2/12/96        2/12 SWEENY CONRAD  401K AUDIT-FINAL                    -4,300.00

                         Register Report by Payee
                         11/23/94 Through 4/30/96

5/3/96                                                     Page 3

Date            Num   Description         Memo           Category  Clr   Amount
- ----            ---   -----------         ----           --------  ---   ------

          TOTAL SWEENY CONRAD                                          -4,300.00

4/19/96        4/30   US Trustee          1st Q Fees                     -500.00
4/19/96        1092   US Trustee          1st Q Fees                      500.00
          TOTAL US TRUSTEE                                                  0.00

4/19/96        4/5    US West Cellular    4/5 - Jan's M...               -189.92
4/9/96         1093   US West Cellular    4/5 - Jan's M...                189.92
          TOTAL US WEST CELLULAR                                            0.00

4/1/96         4/1    Verne Vandermoon    Office & Stor...               -500.00
4/3/96         1088   Verne Vandermoon    Office & Stor...                500.00
          TOTAL VERN VANDERMOON                                             0.00

5/31/95        3/19   West Boise Sew...   118-FINAL                      -269.08
          TOTAL WEST BOISE SEWER DISTRICT                                -269.08

               OVERALL TOTAL                                         -349,198.96
                                                                     ===========

                OFFICE OF THE U.S. TRUSTEE - REGION 18 UST-9
                        SEATTLE, WASHINGTON 12/1/91

           STATEMENT OF OPERATIONS, TAXES INSURANCE AND PERSONNEL


                    For the Month Ending April 30, 1996

Debtor Name:  Sea Galley Stores, Inc.

Case Number:  94-08946



1. What efforts have been made toward presentation of a plan to the creditors?

     Despite significant reductions in general and administrative overhead expenses, Sea Galley determined that its operations could not be sustained at a profitable level and an orderly liquidation of its assets was in the best interest of creditors. Accordingly, Sea Galley has liquidated its operating assets (i.e., its restaurants) and is working with the Creditor's Committee to develop a plan for the liquidation and distribution of its remaining assets.


2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?
       : Yes
     X : No      Identify amount, who was paid and date paid:

3. Provide a narrative report of significant events and events out of the ordinary course of business: (attach separate sheet if necessary)

     During the period covered by this report Sea Galley obtained Bankruptcy Court approval of the settlement of its claims against Thor and Dale Olsen, and the Olsens' claims against Sea Galley, relating to a loan by the Olsens to Sea Galley. The Olsens paid Sea Galley the $11,500 settlement subsequent to the end of the period covered by this report.

     During the period covered by this report Sea Galley also obtained Bankruptcy Court approval of the settlement of its claim against CBL & Associates Management, Inc., relating to an alleged preferential transfer to CBL of $8,800. CBL paid Sea Galley the $8,800 settlement subsequent to the end of the period covered by this report.

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

          N/A

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (ie. commissions), and net amount received (if the sale was of real estate include the closing statement.

          N/A

6. STATUS OF TAXES

          AMOUNT WITHHELD  AMOUNT   DATE     POSTPETITION TAXES
FED TAXES   OR ACCRUED      PAID    PAID           PAST DUE

FICA            0            0

Withholding     0            0

Unemployment    0            0

Income          0            0

Other           0            0

STATE TAXES

Dept of Labor
and Industries  0            0

Income          0            0

Employment Sec  0            0

Dept of Rev
     B&O        0            0
     Sales      0            0
     Excise     0            0

OTHER TAXES

City Business/
  License       0            0

Personal
  Property    718.77         0                  Spokane Valley

Real Property   0            0

Other (List)    0            0

                                                       UST-9
                                                       12/1/91

Explain reason for any past due postpetition taxes:




7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO
PRINCIPALS/EXECUTIVES/INSIDERS*

Payee Name     Position       Nature of Payment        Amount

Jan Young      President       Consulting fees         $1,500
                                                       per month

   *List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

     Sea Galley has reported certain accrued unpaid bankruptcy attorneys' fees in the "Expenses: Legal" line of its Statement of Earnings and Retained Earnings (Form UST-4) and in the Postpetition Trade Payables line of its Balance Sheet (Form UST-5). The total and most recent months' attorneys ' fees for services provided by Stoel Rives LLP to Sea Galley and for services provided by Bush Strout & Kornfeld to the Official Unsecured Creditors Committee are shown in the "Register Report by Payee" attached to Sea Galley's Statement of Aged Payables (Form UST-8).

     All such attorneys' fees must be allowed by the Bankruptcy Court and approved for payment after notice and hearing. On June 16, 1995 the Bankruptcy Court allowed fees and costs of $134,657.75 of Stoel Rives and fees and costs of $20,849.09 of Bush Strout. Although substantial additional attorneys fees and costs have been accrued by Sea Galley and the Official Unsecured Creditors Committee since April 30, 1995, no applications for allowance of attorneys fees and costs have been made since such date, and no such amounts have been approved for payment.

     Sea Galley also has advanced payment of legal fees to Dieter G. Struzyna, its Court-approved outside general counsel, in the ordinary course pursuant to the terms of the Order appointing Mr. Struzyna.

9. Please explain any changes in insurance coverage that took place this month.

          N/A

10. PERSONNEL

                                              Full Time Part Time

Total number of employees at beginning of period      0         2

Number hired during the period                        0         0

Number terminated or resigned during period           0         0

Total number of employees on payroll at period end    0         2

Total payroll for the period $  * see note

* We are paying both Jan Young and myself (Shirley Vandermoon) as Consultants, therefore no more payroll taxes are being paid.
Our last formal payroll was on 12/07/95.

  Shirley Vandermoon is being paid 1/2 time at $403.75 per week and Jan Young is being paid at the rate of $1,500.00 per month.

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
CONCENTRATION ACCOUNT                        67237016
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                4-01-96 TO 4-30-96

                                 CHECKING

          CORPORATE CHECKING           67237016
          BEGINNING BALANCE                      49,714.45
          TOTAL CREDITS                         106,234.17
          TOTAL MISC DEBITS                      88,083.71
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                         67,864.91
          NUMBER OF CREDITS                           3
          NUMBER OF MISC DEBITS                       5
          NUMBER OF CHECKS                            0

                             ACCOUNT STATEMENT

SEA GALLEY STORES, INC.                      ACCOUNT NUMBER
HOLDING ACCOUNT                              69745818
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                4-01-96 TO 4-30-96

                                 CHECKING

          CORPORATE CHECKING           69745818
          BEGINNING BALANCE                     187,326.80
          TOTAL CREDITS                          67,983.85
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                        255,310.65
          NUMBER OF CREDITS                           1
          NUMBER OF MISC DEBITS                       0
          NUMBER OF CHECKS                            0

                             ACCOUNT STATEMENT

SEA GALLEY PAYROLL ACCOUNT                   ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 94                67697607
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                4-01-96 TO 4-30-96

                                 CHECKING

          CORPORATE CHECKING           67697607
          BEGINNING BALANCE                       4,491.20
          TOTAL CREDITS                                .00
          TOTAL MISC DEBITS                       2,816.48
          TOTAL CHECKS                                 .00
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                          1,674.72
          NUMBER OF CREDITS                           0
          NUMBER OF MISC DEBITS                       1
          NUMBER OF CHECKS                            0

                             ACCOUNT STATEMENT

SEA GALLEY ACCOUNTS PAYABLE                  ACCOUNT NUMBER
DEBTOR IN POSSESSION, CASE 940                    67697706
7116 - 220TH ST. SW                          STATEMENT PERIOD
MOUNTLAKE TER, WA  98043-2130                4-01-96 TO 4-30-96

                                 CHECKING

          CORPORATE CHECKING           67697706
          BEGINNING BALANCE                         284.89
          TOTAL CREDITS                          20,099.86
          TOTAL MISC DEBITS                            .00
          TOTAL CHECKS                           19,845.17
          SERVICE CHARGES/FEES                         .00
          ENDING BALANCE                            539.58
          NUMBER OF CREDITS                           4
          NUMBER OF MISC DEBITS                       0
          NUMBER OF CHECKS                            9